Exhibit 10.5

TENTH AMENDMENT

THIS TENTH AMENDMENT to the Guarantee (as defined below) (the “Amendment”) is entered into as of October 8, 2025 (the “Effective Date”), by and between Nightfood, Inc., a New York corporation (“NF Sub”), MJ Munchies, Inc., a Nevada corporation (“MJ Sub”), NIGHTFOOD HOLDINGS, INC., a Nevada corporation (the “Company”), Future Hospitality Ventures Holdings Inc., a Nevada corporation (“FHV”), SWC Group, Inc., a California corporation (“SWC”), TechForce Robotics, Inc., a Delaware corporation (“TechForce”), Victorville Treasure Holdings, LLC, a California limited liability company (“Victorville”), Treasure Mountain Holdings, LLC, a California limited liability company (“Treasure”), and Mast Hill Fund, L.P., a Delaware limited partnership (the “Holder”, and collectively with NF Sub, MJ Sub, the Company, FHV, SWC, TechForce, Victorville, and Treasure, the “Parties”).

BACKGROUND

A. The Parties are the parties to that certain subsidiary guarantee dated on or around June 1, 2023 (as amended from time to time, the “Guarantee”), a copy of which is attached hereto as Exhibit “A”;and

B. The Parties desire to amend the Guarantee as set forth expresslybelow.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree asfollows:

1. Unless otherwise defined herein, terms defined in the Guarantee and used herein shall have the meanings given to them in the Guarantee.

2. The definition of “Notes” in the Guarantee shall include the First Note, Second Note, Third Note, Fourth Note, Fifth Note, Sixth Note, Seventh Note, Eighth Note, Ninth Note, Tenth Note, Eleventh Note, Twelfth Note, Thirteenth Note, Fourteenth Note, Fifteenth Note, and Sixteenth Note (as defined in this Amendment). “Sixteenth Note” shall mean that certain senior secured promissory note in the principal amount of $2,270,000.00 issued by the Company to the Holder on or around October 8, 2025.

3. The definitionof “Guarantors” in the Guarantee shall hereby be amendedinclude NFSub,MJ Sub,FHV, SWC, TechForce, Victorville, and Treasure.

4. TechForce, Victorville, and Treasure agree to be bound by all of the terms of the Guarantee.

5. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the Guarantee. Except as specifically modified hereby, all of the provisions of the Guarantee, which are not in conflict with the terms of this Amendment, shall remain in full force andeffect.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NIGHTFOOD HOLDINGS, INC.		SWC GROUP, INC.

		By:	Nightfood Holdings, Inc. a Nevada corporation Sole Shareholder
By:	/s/ Jimmy Chan	By:	/s/Jimmy Chan
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

NIGHTFOOD, INC.		TECHFORCE ROBOTICS, INC.

By:	Nightfood Holdings, Inc. a Nevada corporation Sole Shareholder	By:	Nightfood Holdings, Inc. a Nevada corporation Sole Shareholder

By:	/s/Jimmy Chan	By:	/s/ Jimmy Chan
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

MJ MUNCHIES, INC.		VICTORVILLE TREASURE HOLDINGS, LLC

By:	Nightfood Holdings, Inc. a Nevada corporation Sole Shareholder	By:	Nightfood Holdings, Inc. a Nevada corporation Sole Member

By:	/s/ Jimmy Chan	By:	/s/Jimmy Chan
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

FUTURE HOSPITALITY VENTURES HOLDINGS INC.		TREASURE MOUNTAIN HOLDINGS, LLC

By:	Nightfood Holdings, Inc. a Nevada corporation Sole Shareholder	By:	Nightfood Holdings, Inc. a Nevada corporation Sole Member

By:	/s/ Jimmy Chan	By:	/s/ Jimmy Chan
Name:	Jimmy Chan	Name:	Jimmy Chan
Title:	Chief Executive Officer	Title:	Chief Executive Officer

MAST HILL FUND, L.P.

		By:	/s/ Patrick Hassani
		Name:	Patrick Hassani
		Title:	Chief Investment Officer

Exhibit A

(see attached)